Exhibit 10.1
                                                                     -----------

                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY



STRATEGIC ASSET MANAGEMENT, INC., derivatively and on behalf of N-VIRO INTERNATIONAL CORPORATION, a Delaware corporation,

Plaintiff,

and

MARK BEHRINGER, derivatively and on behalf of N-VIRO INTERNATIONAL CORPORATION, a Delaware corporation,

Intervening  Plaintiff,

             v.                                              C.A.  No.  20360-NC

J.  PATRICK  NICHOLSON,  MICHAEL
NICHOLSON,  TERRY  J.  LOGAN,
BOBBY  B.  CARROLL,  PHILLIP  LEVIN,
DANIEL  J.  HASLINGER,  B.  K.  WESLEY
COPELAND,

Defendants,

and

N-VIRO  INTERNATIONAL  CORPORATION,  a  Delaware  corporation,

Nominal  Defendant.

                                      ORDER


     AND NOW, this 21st day of April, 2005, for the reasons set forth during the Court's bench ruling of April 11, 2005,

     IT IS HEREBY ORDERED that the Settlement Agreement and Release, e-filed on June 30, 2004 (Filing ID 3817275), be, and the same hereby is, confirmed and approved, except that paragraph 2 of the Agreement is deleted in its entirety and the following is inserted in lieu thereof:

     2. Plaintiff is hereby awarded the sum of $150,000 for counsel fees and expenses incurred in this matter. Nominal Defendant shall pay such sums to Plaintiffs' counsel within fifteen (15) days of April 21, 2005.




                                                               /s/ John W. Noble
                                                               -----------------
                                                                 Vice Chancellor











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